Geological event - Alagoas (Tables)	12 Months Ended
Dec. 31, 2023
Geological Event - Alagoas
Schedule of provision

	2023	2022

Balance at the beginning of the year	6,627	7,661

Additions (*)	2,307	1,520
Payments (**)	(3,826)	(2,743)
Realization of present value adjusment	132	188
Balance at the end of the year	5,240	6,627

Current liability	2,759	4,248
Non-current liability	2,481	2,379
Total	5,240	6,627

(*)	In 2023, include: a) the additional provision of R$ 980 (R$ 920 net of present value adjustment) of the Instrument of Global Agreement of R$ 1.7 billion disclosed above, of which approximately R$ 720 were already provisioned. Of this amount, R$700 was disbursed in 2023 and R$1 billion (R$961 net of present value adjustment) is classified as other accounts payable; b) monetary adjustment in total of R$ 114 classified as financial expense.
(**)	Of this amount, R$2,686 (2022: R$ 2,532) refers to payments made and R$1,140 (2022: R$ 211) was reclassified to other accounts payable.